UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2006

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On December 5, 2006, William Lyon Homes, Inc. (“California Lyon”), a California corporation and wholly-owned subsidiary of William Lyon Homes (the “Registrant”), and Guaranty Bank (“Guaranty Bank “), a federal savings bank, entered into that certain Agreement for Ninth Modification of Deeds of Trust and Other Loan Instruments dated as of October 31, 2006 (the “Ninth Modification”). The Ninth Modification includes, as an Exhibit, a Fourth Amended and Restated Revolving Promissory Note dated as of October 31, 2006, executed by California Lyon for the benefit of Guaranty Bank, which extends the “Facility Expiration Date” from October 19, 2006 to 364 days from the recordation of the Memorandum of the Ninth Modification.

The terms of the Ninth Modification were established in arms-length negotiations with Guaranty Bank. Guaranty Bank also acts as a lender under a separate credit facility with affiliates of California Lyon. In addition, Guaranty Bank and its affiliates may act as lenders to the Registrant and its affiliates in the future. They receive, and expect to receive, customary fees for these services.

As of November 30, 2006, the outstanding amount under the Master Loan Agreement was approximately $37.4 million.

Item 2.03	Creation of a Direct Financial Obligation.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Agreement for Ninth Modification of Deeds of Trust and Other Loan Instruments dated as of October 31, 2006 by and between William Lyon Homes, Inc., a California corporation, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (including the Modifications, Form of Amended and Restated Note, Other Conditions to Modifications and Consents to Modifications attached as exhibits thereto).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2006

WILLIAM LYON HOMES

By:	/s/ MICHAEL D. GRUBBS
Name: Its:	Michael D. Grubbs Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement for Ninth Modification of Deeds of Trust and Other Loan Instruments dated as of October 31, 2006 by and between William Lyon Homes, Inc., a California corporation, and Guaranty Bank, a federal savings bank organized and existing under the laws of the United States (including the Modifications, Form of Amended and Restated Note, Other Conditions to Modifications and Consents to Modifications attached as exhibits thereto).

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